SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT No. 2

                                       ON

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 15, 1995

                             LASERGATE SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

  FLORIDA                         0-15873                          59-2543206
(State or Other Jurisdiction   (Commission                     (IRS Employer
 of Incorporation)                File No.)                  Identification No.)

            28050 U.S. 19 NORTH, SUITE 502, CLEARWATER, FLORIDA 34621
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (813) 725-0882

                 5588 RIO VISTA DRIVE, CLEARWATER, FLORIDA 34620
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a)           Audited financial statements of GIS Systems Limited Partnership

               Financial  statement  information  previously filed with Form 8-K dated February 15, 1995

 (b)           Pro forma financial information

               Unaudited Condensed Pro Forma Combined Balance Sheet as of
                 December 31,  1994

               Unaudited Condensed Pro Forma Combined Statements of Operations
                 for the year ended December 31, 1994

                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                          UNAUDITED CONDENSED PRO FORMA
                             COMBINED BALANCE SHEET

                                December 31, 1994

The following unaudited condensed pro forma combined balance sheet is based on the individual audited balance sheet of Lasergate Systems, Inc. and Subsidiaries (Lasergate) as of December 31, 1994 as contained in Form 10-KSB filed for the year then ended and the audited balance sheet of GIS Systems Limited Partnership as of December 31, 1994, and has been prepared to reflect the acquisition of GIS by Lasergate after giving effect to the pro forma adjustments described in Note 2 as if the acquisition had occurred on December 31, 1994. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma information. This statement should be read in conjunction with the aforementioned Lasergate 10-KSB, as recently filed, and the GIS financial statements and notes thereto, the latter included in the previously filed Form 8-K dated February 15, 1995.


                                                       As of December 31, 1994

                                         Historical                    Pro Forma (unaudited)
                                ----------------------------      --------------------------------
                                                                     Adjustments
                                  Lasergate         GIS                (Note 2)         Combined
                                  ---------         ---                 ------          --------
ASSETS
Current assets:
  Cash                             $1,589,837     $        -         $  (559,000)(d)(a) $1,030,837
  Accounts receivable, net            152,529        243,671            (243,671)(b)       152,529
  Other current assets                241,628        127,645             (21,211)(b)       348,062
                                   ----------     ----------         -----------        ----------
       Total current assets         1,983,994        371,316            (823,882)        1,531,428
                                   ----------     ----------         -----------        ----------


Property and equipment, net            96,993         87,581                               184,574
                                                                      (1,191,122)(b)
Systems and software costs, net       529,558      1,191,122          1,200,000 (c)      1,729,558
Goodwill, net                         536,919              -          2,083,113 (c)      2,620,032
                                                                        300,000 (c)
Other assets, net                     331,367         15,357            (15,357)(b)        631,367
                                   ----------     ----------         -----------        ----------
                                   $3,478,831     $1,665,376         $1,552,752         $6,696,959
                                   ==========     ==========         ===========        ==========

LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)/PARTNERS' CAPITAL
Current liabilities:
  Notes payable                    $        -     $  175,960         $ (175,960)(b)              -
                                                                         82,744 (a)
  Accounts payable, trade             530,260        433,905           (433,905)(b)        613,004
  Accrued expenses                    393,169        217,678           (217,678)(b)        393,169
                                                                        (44,339)(b)
  Other current liabilities           136,910         44,339             14,028 (a)        150,938
                                   ----------     ----------         -----------        ----------

    Total current liabilities       1,060,339        871,882           (775,110)         1,157,111
                                   ----------     ----------         -----------        ----------

Notes payable, related party          200,000              -                               200,000
Deferred revenue                            -        272,836           (272,836)(b)              -

                                                                        (30,353)(b)
Other long-term liabilities                 -         30,353             31,690 (a)         31,690

Obligations to issue common stock
  and common stock options            450,000              -                               450,000
Common stock subject to put options   210,000              -                               210,000
Promissory notes payable (with
  conversion features)                      -              -          2,324,335 (a)      2,324,335

Stockholders' equity (deficit):
  Preferred stock                       1,091              -              3,354 (a)          4,445
  Common stock                         87,412              -              3,280 (a)         90,692
  Additional paid-in capital        9,258,563              -          1,317,697 (a)     10,576,260
  Less:  Common stock subject to
   put options                       (210,000)             -                              (210,000)
  Note receivable, stockholder              -              -           (559,000)(d)(a)    (559,000)
  Accumulated deficit              (7,578,574)             -                  -         (7,578,574)
                                   ----------     ----------         -----------        ----------
                                    1,558,492              -            765,331          2,323,823
                                   ----------     ----------         -----------        ----------

  Partners' capital                         -        490,305           (490,305)(b)              -
                                   ----------     ----------         -----------        ----------
                                   $3,478,831     $1,665,376         $1,552,752         $6,696,959
                                   ==========     ==========         ===========        ==========



                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                             COMBINED BALANCE SHEET

                                December 31, 1994

NOTE 1 - ACQUISITION

On February 15, 1995, Lasergate purchased substantially all of the assets of GIS Systems Limited Partnership, a company previously engaged in the business of design, integration, installation and sale of admission control and revenue accounting computer systems and software for the entertainment industry. The transaction was effective as of January 1, 1995 as control of the assets and assumption of certain stated liabilities passed to the Company as of that date. Additionally, there was no adjustment to the purchase price for activity occurring subsequent to January 1, 1995. The Company paid GIS a management fee for operation of the business on behalf of the Company for the period from January 1, 1995 through February 15, 1995, the closing date of the transaction.

The purchase price for the acquisition is valued at $3,700,000 and was based upon the Seller's expected revenues and the competitiveness of the Seller's products. The purchase price consists of (a) 109,333 shares of the Registrant's Common Stock, subject to an agreement whereby such shares may not be sold until March 31, 1996, (b) 111,800 shares of the Registrant's Series B Preferred Stock (which, although convertible into Common Stock, the Seller has agreed not to convert while the Series B Preferred Stock is pledged to the registrant as described below), (c) the Registrant's unsecured, non-interest bearing promissory note in the principal amount of $591,000, which is payable at the Registrant's option at or prior to March 31, 1996, in cash or by the issuance of 118,200 shares of the Registrant's Series B Preferred Stock, and (d) the Registrant's unsecured, non-interest bearing promissory note in the principal amount of $1,733,335, which shall be payable at the Registrant's option (i) in cash at or prior to March 31, 1996, (ii) if on or before December 29, 1995, by the issuance of 346,667 shares of the Registrant's Series C Preferred Stock (which would be convertible into shares of Common Stock) or (iii) if on or after December 30, 1995 but prior to March 31, 1996, by the issuance to the Seller, of that number of shares of the Registrant's Common Stock which is equal to the quotient of 1,733,335 divided by the market price of the Registrant's Common Stock at the time of such issuance. In addition, the Registrant has agreed to assume certain liabilities of the Seller and has loaned the Seller $559,000 which has been evidenced by Seller's promissory note due March 31, 1996 which is secured by the pledge to the Registrant of the 111,800 shares of Series B Preferred Stock referenced in item (b) above (see Note 2(d)). Provided the Registrant has either repaid or purchased its promissory note in the principal amount of $591,000, the Registrant has an assignable option any time prior to March 31, 1996 to purchase from the Seller all of the 111,800 pledged shares of Series B Preferred Stock at a price of $5.00 per share. The 109,333 shares of Common Stock being issued to the Seller are also being pledged by the Seller to the Registrant until March 31, 1996 to secure the seller's obligations to indemnify the Registrant from any losses sustained as the result of any misrepresentation made by the Seller or other obligations of the Seller in connection with the transaction. The Registrant has agreed to certain registration rights with respect to the Common Stock being issued or which may be issued to the Seller in accordance with items (a) and (d) above.

The Company's Series B and Series C Preferred Stock have the same rights with respect to dividends, voting, liquidation and redemption. The holders of Series B or Series C Preferred Stock are entitled to receive dividends when, as and if declared by the Board of Directors, out of legally available funds payable in cash, stock or otherwise. The holders of the Company's Series A, B and C Preferred Stock do not have voting rights as common shareholders and are only entitled to vote separately as a series on matters submitted to common shareholders on matters which require a separate class vote as mandated by applicable law.

                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                       COMBINED BALANCE SHEET - Continued

                                December 31, 1994

In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, holders of Series B or Series C Preferred Stock will be entitled to receive, prior to any distribution to the holders of Common Stock, the sum of $5.00 per share plus an amount equal to any accrued and unpaid dividends. If the net assets available for distribution to the Company's shareholders is insufficient to permit the payment in full of the liquidation preference owed to holders of Preferred Stock, the entire assets of the Company shall be distributed ratably among the holders of Series A, Series B and Series C Preferred Stock. In addition, if the Company initiates or approves any event requiring approval of holders of the Series B or Series C Preferred Stock where such approval is not obtained, such holder may require the Company to redeem the shares for cash of Series B or Series C Preferred Stock owned by such holder at a redemption price equal to the Liquidation Value. Holders of Series B and Series C Preferred Stock have 30 days from receipt of notice from the Company of the redemption option to deliver a request to the Company that such shares of Series B or Series C Preferred Stock be redeemed within 10 business days. The only circumstance which allows for mandatory redemption of Series B or Series C Preferred Stock, is the failure of the Company to obtain written consent of such preferred stockholders prior to taking certain actions which would materially impact their rights and, therefore, management believes that these actions are solely within the control of the Company.

With respect to Conversion Rights and Transferability, Series B Preferred Stock shall not be transferable except as a block to one transferee and shall be convertible at the holder's option on or before March 31, 1996, and automatically thereafter into one share of fully paid and non-assessable Common Stock for each share of Preferred Stock. Series C Preferred Stock shall not be transferable except as a block to one transferee and shall be convertible at the holder's option on or before March 31, 1996, into one share of fully paid and non-assessable Common Stock for each share of Preferred Stock, and after March 31, 1996, shall automatically convert to the number of shares of Common Stock equal to the quotient of (i) $1,733,335 divided by the Current Market Price and
(ii) the total number of outstanding Series C Preferred Shares.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) A summary of the purchase price for the acquisition described in Note 1 is as follows:

      109,333 shares of common stock, par value $.03 per share       $765,331
                                                                      =======

      111,800 shares of Series B Preferred Stock, par value
      $.03 per share                                                 $559,000
                                                                      =======

      Promissory notes payable, unsecured, non-interest bearing:     $591,000
                                                                    1,733,335
                                                                    ---------
                                                                   $2,324,335
                                                                    =========
      Liabilities assumed:

          Current                                                     $14,028
          Long-term                                                    31,690
                                                                    ---------
                                                                      $45,718
                                                                    =========
      Direct acquisition costs incurred (principally legal
       and accounting)                                                $82,744
                                                                    =========

                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                       COMBINED BALANCE SHEET - Continued

                                December 31, 1994

(b) Reflects adjustment to eliminate assets and liabilities of GIS not acquired by Lasergate and systems and software costs which will be recorded in (c) as part of the acquisition, along with the balance in partners' capital immediately prior to the acquisition.

(c) The total purchase price of GIS was allocated based on fair value of net tangible assets acquired with the excess allocated to identifiable intangible components based on their individual estimated fair values, and the remainder was allocated to goodwill.

     Net tangible assets acquired consist of:

     Inventory                       $  85,962
     Prepaid expenses and
      other current assets              20,472
     Fixed assets                       87,581
                                     ---------
                                      $194,015
                                     =========
                                                       Estimated    Amortization
     Intangible assets components consist of:          useful life     Method
                                                       -----------    --------
     Systems and software costs            1,200,000     6 years   Straight line
     Customer list and support contracts     300,000     6 years   Straight line
     Goodwill                              2,083,113    20 years   Straight line
                                           ---------
                                           3,583,113
                                           ---------
                                          $3,777,128
                                           =========

(d) The loan of $559,000 to GIS evidenced by a promissory note is secured by 111,800 shares of Lasergate's Series B preferred stock and is due March 31, 1996. The sellers have the option of returning preferred stock if the assignable call provision of $5.00 per share is not exercised. Accordingly, the note receivable is presented as a reduction of stockholders' equity.

(e) For income tax purposes, the transaction is treated as taxable purchase of a group of assets and liabilities constituting a trade or business. Accordingly, the consideration paid for the assets is allocated based on their fair market values pursuant to IRC Section 1060.

     The book and tax bases of the net assets acquired resulted in no net deferred taxes being recorded.

                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                          UNAUDITED CONDENSED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS

                          Year ended December 31, 1994

The following unaudited condensed combined pro forma statement of operations is based on the individual audited statement of operations of Lasergate Systems, Inc. and Subsidiaries (Lasergate) as contained in Form 10-KSB for the year ended December 31, 1994 and the audited statement of income of GIS Systems Limited Partnership (GIS) for the year ended December 31, 1994, after giving effect to the pro forma adjustments described in Note 2 as if the acquisition had occurred on January 1, 1994. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma information. This statement should be read in conjunction with the aforementioned Lasergate 10-KSB, as recently filed, and GIS financial statements and notes thereto, the latter included in the previously filed Form 8-K dated February 15, 1995.


                                                      Year ended December 31, 1994

                                          Historical                        Pro Forma (unaudited)
                                     --------------------                   ---------------------
                                     Lasergate     GIS             Adjustments
                                     (Note 1)    (Note 1)             (Note 2)          Combined
                                     --------    --------             --------          --------
Revenues                           $1,066,470    $3,406,734                    -        $4,473,204

Costs and expenses:
 Cost of revenues (excluding items
  shown separately below)             914,838     1,800,674          (18,117)(b)         2,697,395


                                                                    (487,961)(b)
 Selling, general and                                                131,557(a)
  administrative expenses           2,128,602     1,365,663           17,516(c)          3,313,377
                                                                     158,000(e)

 Systems and software development                                   (128,003)(c)
  costs including amortization        345,379       132,659          200,000(c)            550,035

 Amortization of intangibles, excluding
  software costs                            -            -           154,156(c)            154,156
                                   ----------   ----------           -------            ----------

                                    3,388,819    3,298,996            27,148             6,714,963
                                   ----------   ----------           -------            ----------

Operating income (loss)            (2,322,349)     107,738           (27,148)           (2,241,759)

Interest expense                       80,035       39,900           (39,900)(d)            80,035
                                   ----------   ----------           -------            ----------

Income (loss) before taxes         (2,402,384)      67,838            12,752            (2,321,794)

Income taxes                                -            -                 -                     -
                                   ----------   ----------           -------            ----------
Net income (loss)                 $(2,402,384)  $   67,838          $ 12,752           $(2,321,794)
                                   ==========   ==========           =======            ==========

Net loss per common share              $(1.62)         N/A                                  $(1.45)
                                      =======                                               ======

Weighted average common
    shares outstanding              1,487,246          N/A                               1,596,579
                                    =========                                            =========


                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                 NOTES TO UNAUDITED CONDENSED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS

                          Year ended December 31, 1994

NOTE 1  - Presentation of Lasergate historical statement of operations   herein
          separately reports systems and software development costs, principally research and development, previously included in selling, general and administrative expenses.

          Certain reclassifications have been made to the GIS statement of operations to conform to the Lasergate statement of operations, consisting of:

        - Revenues combined into one category
        - Cost of equipment sales and installation, cost of license, royalty and maintenance revenues and cost of rental revenues combined into one category and presented as cost of revenues (net of systems and software amortization).
        - Research and development presented as systems and software development costs.
        - Other combined into selling, general and administrative.
        - Interest expense presented separately (reduction of selling, general and administrative).

NOTE 2 - Reflects adjustments for the consummation of the acquisition as if it had occurred at January 1, 1994, as follows:

          (a) Consulting agreements entered into between Lasergate and two (2) former GIS employees, effective February 1, 1995. One former GIS employee is to receive $11,051 per month for the period from February 1, 1995 through January 31, 1996 and the other former GIS employee is to receive $1,666 per month for the period from February 1, 1995 through August 1, 1995. Salaries and benefits previously paid to these individuals has been eliminated in (b).

          (b) Reduction in GIS selling, general and administrative expenses, related to a management fee allocation by a related entity which is not part of the acquisition. The reduction consists principally of the following expense categories:

               Payroll and related (i)                                  $381,890
               Other (including $48,285 of depreciation expense see (c)) 106,071
                                                                        --------
                                                                        $487,961
                                                                        ========

               (i) Relates to payroll and related expenses principally for accounting and management personnel allocated by the management company. The accounting personnel remained with the management company and were not part of the acquisition. The two management personnel entered into employment contracts as discussed at (a) above. The existing Lasergate structure sufficiently absorbs the responsibilities associated with such accounting personnel (i.e., no incremental expense). The remaining GIS employees were transferred over to Lasergate.

                           LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                       NOTES TO UNAUDITED CONDENSED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS - Continued

                                 Year ended December 31, 1994

     (c) Depreciation is based on the fair value of tangible assets acquired, using Lasergate's estimated useful life, as follows:

                                                     Estimated
                                    Allocation      Useful Life    Depreciation
                                   -----------      -----------    ------------
          Fixed assets            $     87,581       5 years       $  17,516
                                   ===========                      ========

          Depreciation expense of $48,285 previously recorded by GIS has been eliminated.

          Amortization is based on the allocation of the purchase price to identifiable intangible components and using Lasergate's useful lives:

                                                     Estimated
                                     Allocation      Useful Life    Depreciation
                                    -----------      -----------    ------------
          Systems and software costs  $1,200,000       6 years        $200,000
                                       =========                       =======

          Customer list and support
           contracts                     300,000       6 years          50,000
          Goodwill                     2,083,113       20 years        104,156
                                       ---------                       -------
                                      $2,383,113                      $154,156
                                       =========                       =======

          Amortization expense of $128,003 previously recorded by GIS has been eliminated.

     (d)  Elimination of interest expense related to debt which was not assumed.

     (e) Incremental costs of the Company associated with the acquisition are as follows:

          Payroll & related (i)                                     $128,000
          Relocation costs (ii)                                       30,000
                                                                    --------
                                                                    $158,000
                                                                    ========

          (i) Principally related to training and integration of products and customers from GIS into the Company. Also includes an estimate of $10,000 for severance costs.

                    LASERGATE SYSTEMS, INC. AND SUBSIDIARIES

                     UNAUDITED CONDENSED PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued

                          Year ended December 31, 1994

        (ii) Costs associated with the Company's plan to relocate its office and headquarters subsequent to the acquisition.

     (f) For income tax purposes, the transaction is treated as a taxable purchase of a group of assets and liabilities constituting a trade or business. Accordingly, the consideration paid for the assets is allocated based on their fair market values pursuant of IRC Section 1060.

The book and tax bases of the net assets acquired resulted in no net deferred taxes being recorded.

At December 31, 1994, Lasergate has a net operating loss (NOL) carryforward of approximately $6,100,000 for income tax purposes. A net deferred tax benefit has been determined, based on the difference between the financial reporting and income tax bases of assets and liabilities (including the acquired assets and liabilities discussed above) as measured by the enacted tax rate which will be in effect when these differences are realized. Lasergate cannot reasonably predict when it can utilize the NOL carryforward and, therefore, has recognized an equivalent valuation allowance against the deferred tax benefit (i.e., no income tax asset or liability presented).

(c)   Exhibits

Exhibit Number                              Description
--------------                            ---------------
2.1* ** Asset Purchase Agreement by and between the Registrant and GIS Systems Limited Partnership effective as of January 1, 1995

4.1* Articles of Amendment of Articles of Incorporation of the Registrant with respect to the Series B and Series C Preferred Stock

99.1* Series B Promissory Note dated January 1, 1995 made by the Registrant payable to GIS Systems Limited Partnership

99.2* Series C Promissory Note dated January 1, 1995 made by the Registrant payable to GIS Systems Limited Partnership

99.3* Promissory Note dated January 1, 1995 made by GIS Systems Limited Partnership payable to the Registrant

99.4* The Series B Preferred Stock Pledge and Call Agreement dated January 1, 1995 by and among the Registrant, GIS Systems Limited Partnership and Nationsbank of Florida, N.A.

99.5* Consulting Agreement dated January 1, 1995 by and between the Registrant and Fred Maglione

99.6* Consulting Agreement dated January 1, 1995 by and between the Registrant and Nicholas Flaskay

--------------------------
*     Previously filed.

** The schedules to Exhibit 2.1 have been omitted and the Registrant undertakes to provide them to the Securities and Exchange Commission upon request.

                                   SIGNATURES
                                   ----------
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LASERGATE SYSTEMS, INC.

Dated: November 16, 1995              By:  /S/ JACQUELINE E. SOECHTIG
                                           ----------------------------
                                           Jacqueline E. Soechtig
                                           President and Chief Executive Officer

(c) Exhibit

                                                                  Sequentially
Exhibit                                                             Numbered
Number                    Description                                 Pages
-------                   -----------                             ------------

2.1** Asset Purchase Agreement by and between the Registrant and GIS Systems Limited Partnership effective as of January 1, 1995

4.1 Articles of Amendment of Articles of Incorporation of the Registrant with respect to the Series B and Series C
        Preferred  Stock

99.1 Series B Promissory Note dated January 1, 1995 made by the Registrant payable to GIS Systems Limited Partnership

99.2 Series C Promissory Note dated January 1, 1995 made by the Registrant payable to GIS Systems Limited Partnership

99.3    Promissory Note dated January 1, 1995 made by the GIS
        Systems Limited Partnership payable to the Registrant

99.4 The Series B Preferred Stock Pledge and Call Agreement dated January 1, 1995 by and among the Registrant, GIS
        Systems Limited Partnership and Nationsbank of Florida, N.A.

99.5 Consulting Agreement dated January 1, 1995 by and between the Registrant and Fred Maglione

99.6 Consulting Agreement dated January 1, 1995 by and between the Registrant and Nicholas Flaskay

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**        The  schedules  to  Exhibit 2.1  have  been omitted and the Registrant undertakes to provide them to the Securities and Exchange Commission upon request.